SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): February 25, 2005

                               ION NETWORKS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


        Delaware                    000-13117                   22-2413505
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(State or Other Jurisdiction   (Commission File Number)        (I.R.S. Employer
    of Incorporation)                                        Identification No.)


      120 Corporate Boulevard
      South Plainfield, New Jersey                                07080
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(Address of Principal Executive Offices)                        (Zip Code)


(Registrant's telephone number, including area code):   (908) 546-3900



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(Former Name or Former Address, if Changed Since Last Report)

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Form 8-K for ION NETWORKS INC
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25-Feb-2005

Entry Material Agreement

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On February 25, 2005, Ion Networks, Inc. (the "Company") executed a three-year Master Purchase and Reseller Agreement with Sprint/United Management Company ("Sprint") to provide a secure remote administration solution. The Company estimates revenues, based on a Sprint-provided forecast for the first year of the agreement, to exceed $1.0 million. Revenues in the second and third years of the agreement will depend on Sprint's purchase forecasts for each such year.







                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 2, 2005                         ION NETWORKS, INC.


                                               By: /s/ Patrick E. Delaney
                                                   -----------------------------
                                                   Patrick E. Delaney
                                                   Chief Financial Officer


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